Sam Fuller, CFO; Stacey Dwyer, EVP
              1901 Ascension Blvd., Suite 100, Arlington, TX 76006
                                  817-856-8200
                                  July 16, 2003

D.R. HORTON, INC. REPORTS A 47% INCREASE IN THIRD QUARTER NET INCOME AND A RECORD $4.0 BILLION BACKLOG AT JUNE 30, 2003

   Quarter Highlights
o  Earnings per diluted share increased 48% to $0.99
o  Net income increased 47% to $155.6 million
o  Sales backlog increased 37% to a record $4.0 billion (16,901 homes)
o  Net sales orders increased 29% to $2.6 billion (10,811 homes)
o  Consolidated revenue increased 22% to $2.2 billion
o  Homes closed increased 14% to 9,005 homes
o Homebuilding debt to total capitalization (net of cash) improved 1,000 basis points to 45.9% from 55.9%

     ARLINGTON, TEXAS - D.R. Horton, Inc.(NYSE:DHI) Wednesday (July 16, 2003), reported that net income for the quarter ended June 30, 2003 increased 47% to $155.6 million ($0.99 per diluted share), from $105.9 million ($0.67 per diluted share) for the same period in fiscal 2002. Third quarter consolidated revenue increased 22% to $2.2 billion, from $1.8 billion in fiscal 2002. Homes closed increased 14% to 9,005 homes from 7,877 in the year ago quarter.

     For the nine months ended June 30, 2003, net income increased 47% to $395.2 million ($2.62 per diluted share), compared to $268.3 million ($1.94 per diluted share) for the same period of fiscal 2002. Consolidated revenue for the nine months increased 28% to $5.9 billion, from $4.6 billion for the same period of fiscal 2002. Homebuilding revenue for the nine months increased 28% to $5.7 billion (24,407 homes closed), compared to $4.5 billion (20,207 homes closed) for the same period of fiscal 2002.

     As previously reported, net sales orders for the third quarter established an all-time quarterly record of $2.6 billion (10,811 homes), an increase of 29% compared to $2.0 billion (9,065 homes) for the same quarter of fiscal 2002. Net sales orders for the first nine months of fiscal 2003 increased 38% to a record $6.8 billion (28,611 homes), compared to $4.9 billion (22,826 homes) for the same period of fiscal 2002. The Company's backlog of homes under contract at June 30, 2003 totaled a record $4.0 billion (16,901 homes), up 37% from $2.9 billion (13,586 homes) at June 30, 2002.

     The Company reiterates earnings per share guidance for the fiscal year year ended September 30, 2003 of approximately $3.85 to $3.90, and is issuing preliminary guidance for the fiscal year ended September 30, 2004 of approximately $4.25 to $4.30.

     The Company will host a conference call Thursday, July 17th at 10:00 a.m. EDT. The dial-in number is 800-374-9096. The call will also be webcast from www.drhorton.com on the "Investor Relations" page.

     Donald R. Horton, Chairman of the Board, said, "It has been another exciting quarter for the Company. In addition to record home sales orders, backlog, revenues, and profits, we saw significant improvement in our balance sheet structure as our homebuilding debt to total capitalization (net of cash) improved by 1,000 basis points. The Company's continued sales momentum combined with our record $4.0 billion backlog, ensure that fiscal 2003 will be our 26th consecutive year of growth and profitability, and position us for another record year in fiscal year 2004."

     Founded in 1978, D.R. Horton, Inc. is engaged in the construction and sale of high quality homes designed principally for the entry-level and first time move-up markets. D.R. Horton currently builds and sells homes under the D.R. Horton, Arappco, Cambridge, Continental, Dietz-Crane, Dobson, Emerald, Melody, Milburn, Schuler, SGS Communities, Stafford, Torrey, Trimark, and Western Pacific names in 20 states and 44 markets, with a geographic presence in the Midwest, Mid-Atlantic, Southeast, Southwest and Western regions of the United States. The Company also provides mortgage financing and title services for homebuyers through its mortgage and title subsidiaries.

     Portions of this document may constitute "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Although D.R. Horton believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. All forward-looking statements are based upon information available to D.R. Horton on the date this release was issued. D.R. Horton does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this release relate to our earnings per share guidance for 2003 and 2004, continued sales momentum and our assurance of another consecutive year of growth and profitability in 2003, and our expectations as to our position for 2004 based on our record earnings and record backlog position. Factors that may cause the actual results to be materially different from the future results expressed by the forward-looking statements include, but are not limited to: changes in general economic, real estate and business conditions; changes in interest rates and the availability of mortgage financing; governmental regulations and environmental matters; the Company's substantial leverage; competitive conditions within the industry; the availability of capital to the Company on favorable terms; the Company's ability to integrate its acquisitions and successfully effect the cost savings, operating efficiencies and revenue enhancements that are believed available and otherwise to successfully effect its other growth strategies. Additional information about issues that could lead to material changes in performance is contained in D.R. Horton's annual report on Form 10-K and the most recent Form 10-Q, both of which were filed with the Securities and Exchange Commission.

                               D.R. HORTON, INC.
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                          Three months ended          Nine months ended
                                                               June 30,                   June 30,
                                                       -------------------------  ------------------------
                                                            2002        2003          2002        2003
                                                       ------------  -----------  -----------  -----------
                                                             (In millions, except per share amounts)
HOMEBUILDING:
  Revenues
    Home sales.......................................   $   1,750.2  $   2,108.9  $   4,410.3  $   5,553.2
    Land/lot sales ..................................          29.4         57.9         80.5        189.0
                                                          ---------    ---------    ---------    ---------
                                                            1,779.6      2,166.8      4,490.8      5,742.2
                                                          ---------    ---------    ---------    ---------
  Cost of sales
    Home sales.......................................       1,416.1      1,676.3      3,573.8      4,429.6
    Land/lot sales ..................................          25.9         50.5         70.1        162.1
                                                          ---------    ---------    ---------    ---------
                                                            1,442.0      1,726.8      3,643.9      4,591.7
                                                          ---------    ---------    ---------    ---------
  Gross profit
    Home sales.......................................         334.1        432.6        836.5      1,123.6
    Land/lot sales ..................................           3.5          7.4         10.4         26.9
                                                          ---------    ---------    ---------    ---------
                                                              337.6        440.0        846.9      1,150.5
                                                          ---------    ---------    ---------    ---------

  Selling, general and administrative expense .......         177.0        208.0        444.9        574.4
  Interest expense...................................           1.5          1.7          5.2          2.1
  Other expense......................................           3.8          3.4          4.0          3.1
                                                          ---------    ---------    ---------    ---------
  Operating income from homebuilding ................         155.3        226.9        392.8        570.9
                                                          ---------    ---------    ---------    ---------

Financial services:
  Revenues ..........................................          28.9         45.6         77.7        123.6
  Selling, general and administrative expense .......          18.2         25.3         48.3         69.6
  Interest expense...................................           1.2          1.7          3.5          5.3
  Other (income).....................................          (4.7)        (5.4)       (10.6)       (16.4)
                                                          ---------    ---------    ---------    ---------
  Operating income from financial services ..........          14.2         24.0         36.5         65.1
                                                          ---------    ---------    ---------    ---------
Income before income taxes...........................         169.5        250.9        429.3        636.0
Provision for income taxes...........................          63.6         95.3        161.0        240.8
                                                          ---------    ---------    ---------    ---------
Net Income...........................................   $     105.9  $     155.6  $     268.3  $     395.2

Amounts per share - basic:
  Net income ........................................   $      0.72  $      1.07  $      2.06 $       2.70
                                                           =========    =========    =========    ========
Weighted average number of common shares ............         146.3        146.0        130.2        146.3
                                                           =========    =========    =========    ========
Amounts per share - diluted:
  Net income .......................................    $      0.67  $      0.99  $      1.94 $       2.62
                                                           =========    =========    =========    ========
Weighted average number of common shares ...........          159.0        157.5        139.3        151.4
                                                           =========    =========    =========    ========

          Other Consolidated Financial Data

  Interest amortized to home and land/lot cost of sales $      37.9  $      55.5  $      89.6  $     144.7
                                                           =========    =========    =========    ========
  Depreciation and amortization .....................   $       7.6  $      11.3  $      18.6  $      30.0
                                                           =========    =========    =========    ========
  Interest incurred..................................   $      59.5  $      64.1  $     145.1  $     184.6
                                                           =========    =========    =========    ========


                                D.R. HORTON, INC.
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                            June 30, 2003
                                                     ---------------------------
                                                            (In millions)
                                     ASSETS
Homebuilding:
Cash and cash equivalents ................................   $    264.2
Inventories ..............................................      4,997.3
Property and equipment (net) .............................         75.7
Other assets .............................................        418.6
Excess of cost over net assets acquired (net) ............        581.2
                                                               --------
                                                                6,337.0
                                                               --------
                                                               --------
Financial services:
Cash and cash equivalents ................................         32.1
Mortgage loans held for sale .............................        525.5
Other assets .............................................         21.5
                                                               --------
                                                                  579.1
                                                               --------
                                                             $  6,916.1
                                                               ========
                                   LIABILITIES
Homebuilding:
Accounts payable and other liabilities ...................   $    918.1
Notes payable ............................................      2,667.0
                                                               --------
                                                                3,585.1
                                                               --------
Financial services:
Accounts payable and other liabilities ...................         12.2
Notes payable ............................................        414.0
                                                               --------
                                                                  426.2
                                                               --------
                                                                4,011.3
                                                               --------
Minority interests .......................................         69.5
                                                               --------
                              STOCKHOLDERS' EQUITY

Common stock .............................................          1.6
Additional capital .......................................      1,576.7
Unearned compensation ....................................         (2.7)
Retained earnings ........................................      1,289.2
Treasury stock ...........................................        (29.5)
                                                               --------

                                                                2,835.3
                                                               --------
                                                             $  6,916.1
                                                               ========

                                D.R. HORTON, INC.
                                ($'s in millions)


                                NET SALES ORDERS

                      Three Months Ended June 30,               Nine Months Ended June 30,
               ---------------------------------------  -----------------------------------------
                          2002              2003              2002               2003
                        ------            --------           ------             -------
                   Units      $'s    Units       $'s      Units      $'s       Units       $'s
               -------    ---------  -------   --------  -------   ---------  -------   ---------
Mid-Atlantic      960   $    201.3     952   $    216.1   2,471   $    512.0   2,666   $    577.1
Midwest ....      543        126.8     503        138.0   1,394        341.1   1,454        385.6
Southeast ..      976        161.9   1,213        237.7   2,680        438.6   3,314        623.0
Southwest ..    3,520        590.5   4,317        715.5   9,537      1,583.7  11,561      1,924.6
West .......    3,066        954.1   3,826      1,311.1   6,744      2,014.1   9,616      3,246.0
               ------     --------   ------     --------  ------     -------- ------     --------
                9,065   $  2,034.6  10,811   $  2,618.4  22,826   $  4,889.5  28,611   $  6,756.3
               ======     ========  ======    =========  =======    ========  =======    ========


                                HOMES CLOSED

                           Three Months Ended June 30,               Nine Months Ended June 30,
               ------------------------------------------  --------------------------------------
                       2002                2003                  2002            2003
                     --------              ------                --------       -------
                 Units       $'s     Units      $'s         Units   $'s       Units       $'s
               --------   ---------  ------   ---------  --------   -------- -------   ----------
Mid-Atlantic      788   $    167.3    833   $    175.0   2,016   $    431.0   2,241   $    463.7
Midwest ....      472        119.4    468        118.2   1,323        333.5   1,335        335.3
Southeast ..      838        139.1  1,099        194.8   2,516        429.7   3,025        519.8
Southwest ..    3,062        516.4  3,581        607.7   7,971      1,352.9   9,938      1,677.9
West .......    2,717        808.0  3,024      1,013.2   6,381      1,863.2   7,868      2,556.5
               -------    --------  ------   ---------  -------    --------  ------     ---------
                7,877   $  1,750.2  9,005   $  2,108.9  20,207   $  4,410.3  24,407   $  5,553.2
               =======    ========  ======   =========  =======    ========  ======     =========



                             SALES CONTRACT BACKLOG

                                                       As of June 30,
                                        ---------------------------------------------
                                               2002                    2003
                                        ---------------------   ---------------------
                                         Units       $'s         Units       $'s
                                        -------    ----------   -------    ----------
Mid-Atlantic .......................     1,277    $    271.3     1,678    $    378.3
Midwest ............................       989         270.4     1,035         288.9
Southeast ..........................     1,628         262.4     1,958         377.9
Southwest ..........................     5,868         984.4     6,809       1,134.4
West ...............................     3,824       1,159.7     5,421       1,848.9
                                        -------    ----------   -------   -----------
                                        13,586    $  2,948.2    16,901    $  4,028.4
                                        =======    ==========   =======   ===========